UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

HORIZON BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-10792	35-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
515 Franklin Street
Michigan City, IN 46360
(Address of principal executive offices, including zip code)

(219) 879-0211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	HBNC	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Increase in Board of Directors and Filling of Vacancies

On May 20, 2025, the Board of Directors (the “Board”) of Horizon Bancorp, Inc. (the “Company”) increased the size of the Board from 11 members to 13 members by adding one member in the Class of 2027 and one member in the Class of 2028. The Board elected Michele A. Samuels as a director in the Class of 2027 and Brian Walker as a director in the Class of 2028. Each of their initial terms as a director will continue until the 2027 and 2028 annual meetings of shareholders, respectively, until each of their successors shall be duly elected, unless she or he resigns, is removed, or is otherwise disqualified from serving as a director of the Company. Ms. Samuels and Mr. Walker currently serve as Director of Horizon Bank.

Michele A. Samuels

Ms. Samuels’ Committee Assignments: The Audit Committee and the Operations & Security Committee.

Ms. Samuels, 62, Samuels is the Senior Vice President, General Auditor & Compliance Officer at Blue Cross Blue Shield of Michigan (BCBSM), headquartered in Detroit. She joined BCBSM in 1990 and has served in her current role since 2009, leading a team of over 100 audit, compliance, and investigative assurance and advisory services at one of the largest Blues affiliates in the United States with more than $30 billion in annual revenue. Additionally, she is a certified public accountant and began her career as an auditor with KPMG in Detroit. Samuels has served on the boards of Big Brothers Big Sisters of Metropolitan Detroit, the Greater Detroit Health Council, the Nataki Talibah Schoolhouse of Detroit, and the Detroit Music Hall, as well as Michigan Governor Gretchen Whitmer’s Black Leadership Advisory Council. Samuels earned her bachelor’s degree in business administration from the University of Windsor and an MBA from Michigan State University.

The Board has determined that Ms. Samuels is an “independent” director under the Company’s Corporate Governance guidelines and the independence requirements of the Nasdaq Exchange, as well as the applicable rules promulgated by the Securities and Exchange Commission (the “SEC”).
As a non-employee director, Ms. Samuels will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors, as disclosed in the Company’s most recent Proxy Statement filed with the SEC on March 17, 2025.

There are no arrangements between Ms. Samuels and any other person pursuant to which Ms. Samuels was elected to serve as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Samuels has a material interest.

Brian C. Walker

Mr. Walker’s Committee Assignments: The Compensation Committee and the ERM, Credit Policy, & CRA/Fair Lending Committee.

Mr. Walker, 63, Walker is the retired President, Chief Executive Officer and Director of Herman Miller, now MillerKnoll, and currently serves as an independent Director on the boards of Gentex Corporation (NASDAQ: GNTX) and UFP Industries, Inc. (NASDAQ: UFPI), all based in Western

Michigan. Walker retired in 2018 from Herman Miller after a 14-year tenure as CEO. During his nearly three decades with the company, he also served as Chief Operating Officer, President of North America, and Chief Financial Officer. Previously, Walker was a certified public accountant with Arthur Andersen. Walker was also recently an Operating Partner of private equity firm Huron Capital. In addition to serving as a corporate director, Walker has been a member of the boards of the Federal Reserve Bank of Detroit, Davenport University, and The Right Place, Inc. of Grand Rapids. Walker earned his bachelor’s degree in business administration and accounting from Michigan State University.

The Board has determined that Mr. Walker is an “independent” director under the Company’s Corporate Governance guidelines and the independence requirements of the New York Stock Exchange, as well as the applicable rules promulgated by the SEC.

As a non-employee director, Mr. Walker will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors, as disclosed in the Company’s most recent Proxy Statement filed with the SEC on March 17, 2025.

There are no arrangements between Mr. Walker and any other person pursuant to which Mr. Walker was elected to serve as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which Mr. Walker has a material interest.

Resignation and Appointment of Chair of Governance and Nominating Committee

On May 19, 2025, Eric P. Blackhurst resigned his position as Chair of the Company’s Corporate Governance and Nominating Committee effective upon the appointment qualification by the Board of his successor. On May 20, 2025, the Board appointed director Michele M. Magnuson as Chair of the Company’s Corporate Governance and Nominating Committee, effective immediately. The decision by Mr. Blackhurst to resign as Chair of the Company’s Corporate Governance and Nominating Committee was not a result of any disagreement with the Board or management of the Company or Horizon Bank. Mr. Blackhurst assumed the office of Chairman of the Board on May 1, 2025. As a non-employee committee chair, Ms. Magnuson will receive the same compensation paid to other non-employee committee chair directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors, as disclosed in the Company’s most recent Proxy Statement filed with the SEC on March 17, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 23, 2025	HORIZON BANCORP, INC.

		By:	/s/ John R. Stewart, CFA
John R. Stewart, CFA
Executive Vice President & Chief Financial Officer

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